                                 AMENDMENT NO. 1
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                 AIM FUNDS GROUP

          This Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (this "Amendment") amends, effective as of April 10, 2006, the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (the "Trust") dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to reflect the merger of AIM Premier Equity Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of April 10, 2006.


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                        Name: Robert H. Graham
                                        Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 AIM FUNDS GROUP

                                   "SCHEDULE A

                                 AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                               CLASSES OF EACH PORTFOLIO
---------                              ---------------------------
AIM Basic Balanced Fund                Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class R Shares
                                       Institutional Class Shares
                                       Investor Class Shares

AIM European Small Company Fund        Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Institutional Class Shares

AIM Global Value Fund                  Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Institutional Class Shares

AIM International Small Company Fund   Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Institutional Class Shares

AIM Mid Cap Basic Value Fund           Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class R Shares
                                       Institutional Class Shares

AIM Select Equity Fund                 Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Institutional Class Shares

AIM Small Cap Equity Fund              Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class R Shares
                                       Institutional Class Shares"